UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

John H. Streur
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: period ended December 31, 2015

Item 1. Report to Stockholders.

Calvert Global Value Fund

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TABLE OF CONTENTS

1	President's Letter
3	Portfolio Management Discussion
6	Understanding Your Fund's Expenses
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
15	Notes to Financial Statements
20	Financial Highlights
24	Proxy Voting
24	Availability of Quarterly Portfolio Holdings
24	Basis for Board’s Approval of Investment Advisory Contract
27	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareholders:
What once was a small social movement seemed to crystalize last year as the investing public began to recognize that financial and social goals can be represented by sustainable, responsible and impact investment strategies. The growth of this movement is influencing the entire world and fills us with optimism about the role capital markets and corporations can play in unlocking value beyond balance sheets and income statements.
As a global socially responsible investing (SRI) leader, we at Calvert are gratified that new findings from The Forum for Responsible and Social Investment reveal an explosion of SRI integration among all professional managers. U.S.-domiciled assets under management using responsible strategies grew to $6.57 trillion in 2014 from $3.74 trillion at the start of 2012. Approximately one of every six dollars under domestic professional management is now following SRI strategies.
A Look at 2015
While responsible investing is expanding at an exciting pace, the economic conditions in 2015 presented challenges including slower domestic growth, uncertainty over central bankers’ policy decisions, and volatility across both emerging markets and mature markets in Asia and Europe. These conditions placed downward pressure on multinational corporations’ capital expenditures, small and mid-sized business investments, commodity prices and consumer spending. Also at play is the heavy debt burden of developed countries. This debt burden results in a troubling sequence of events: countries must fund interest on the debt instead of funding innovation and development; the lack of development dampens growth; low growth limits employment opportunities; decreased employment opportunities disproportionally affect the poor. We believe this cycle will keep economic growth low for the foreseeable future.
In the face of this lower growth environment, we need to look for ways to improve economic inclusion and allow disadvantaged people to participate in a slow growth economy.
We are encouraged by evidence that global leaders recognize this need and are starting to take steps to replace it with a positive sequence of events: solving urgent social and environmental problems, which leads to stronger economies, which leads to growth and better employment opportunities.
The Evolution at Calvert
To respond to recent market swings, we have taken steps to manage your portfolio conservatively by focusing on equity and fixed-income investments best suited to the climate. Our steps included a thorough assessment of both the financial characteristics and environmental, social and governance (ESG) performance of a number of companies. As appropriate across funds, we strategically re-allocated capital to lower-risk, stable-return assets.
In addition to serving as stewards of your money, we also implemented a strategy to reinforce our focus on shareholders as well as the value they specifically seek from both a financial and social perspective. Our new leadership team implemented a complex-wide plan that spanned reducing fees for many funds, enhancing research capabilities and aligning most strategies under our Principles for Responsible Investment. This effort resulted in the reduction of several Calvert funds’ expense ratios by more than 10 percent.

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Calvert has also publicly amplified the values held by our leadership and shareholders. During the 2015 proxy season, we co-filed or filed a variety of shareholder proposals and resolutions—specific to agricultural, environmental and diversity issues. We also advocated for responsible investing at key forums, such as an Impact Over Easy event, and partnered with Harvard University professor George Serafeim to further define for investors the evolving role of the corporation in society. Lastly, I was honored to attend the United Nations Development Conference and chair the Roundtable on Peace and Stability at the Private Sector Forum on Implementing the Sustainable Development Goals.
Looking Ahead to 2016 and Beyond
In the months to come, we need to adopt more modest economic growth expectations as China sputters, emerging economies confront fiscal woes, and political uncertainty looms in the U.S. and elsewhere. We believe this year may well mark the beginning of a lower-growth period that extends into the foreseeable future. But while research-driven investment strategies can adapt relatively quickly to a shifting landscape, capital markets participants must also consciously work to help ensure the less fortunate and those championing key environmental and social causes do not bear the brunt of economic tightening. To overlook this obligation in the near-term will only perpetuate inequalities that hinder all global citizens over the long-term.
Our 2016 outlook is both pragmatic and optimistic. The recent Vatican Encyclical and Paris Climate Agreement reinforces to us that the entire world—not just segments of the institutional investment community—is rapidly embracing the principles that underpin SRI strategies. Ongoing evidence of this shift is further energizing us as we leverage our bolstered research processes to ensure ESG standards, fundamental quality and fair valuation guide every investment we make.
Despite day-to-day fluctuations in the markets, the next year will be a transformative chapter in the story of how the global capital markets ultimately align financial and social goals. Our leadership appreciates and recognizes that it is your trust in us that empowers Calvert to help drive this transformation. Thank you for the opportunity to manage investments on your behalf.
Sincerely,
John Streur
President and Chief Executive Officer
Calvert Investments

2 www.calvert.com CALVERT GLOBAL VALUE FUND ANNUAL REPORT (UNAUDITED)

PORTFOLIO MANAGEMENT DISCUSSION

Rachel Volynsky Vice President, Portfolio Manager	Yvonne Bishop Assistant Portfolio Manager
Market Review
The U.S. held up better than most developed markets in 2015, but the S&P 500 Index only managed to eke out a +1.4% total return. Stock markets in resource rich economies suffered large declines in U.S. dollar terms, while Japan was a relative bright spot with a +10% total return. This year has been particularly challenging for value investors - with a sluggish global economy, China’s growth decelerating, and commodity prices falling, investors were willing to pay a premium for growth opportunities.
Calendar year 2015 will likely be remembered as the year of the FANGs (FB, AMZN, NFLX, and GOOGL), with the market narrowing around a small handful of larger cap growth stocks. Regardless of business quality, balance sheet strength and valuation, the market in general rewarded companies that posted positive earnings revisions and sales momentum, the top 2 contributing factors to returns over the past year.
Investment Strategy and Technique
On October 1, 2015, the Fund adopted the Calvert Principles for Responsible Investing, and expanded the investment opportunity set outside the U.S. The benchmark also changed from the Russell 1000 Value Index to the MSCI World Index.

•	Portfolio is free of fossil fuel investments

•	More opportunities to invest in ESG leaders given Europe’s well-established culture of responsible investing

•	Better shareholder returns in Japan are expected to be driven by corporate governance reform mandates

•
Our stock selection process is value-driven, seeking companies with (1) solid balance sheets, (2) good businesses with strong products & processes, (3) strong company management, (4) trading at a discount to intrinsic value.  We look for opportunities where the market has been overly punitive, provided the targets have solid corporate governance and favorable ESG characteristics/themes.

Fund Performance Relative to the Benchmark
Stock selection was the primary detractor from our relative performance as this past year’s market sentiment has overly punished still strong companies that did post modest negative earnings revisions, due to short term factors. A few of our holdings in the consumer discretionary sector struggled to adapt to changing consumer habits.

•	Retailers The Gap and Kingfisher plc are improving their supply chains to react faster to competitors and cut costs

•	Time Warner should weather changing TV viewing habits with its strong content and subscription based model
Strong domestic currencies and weak emerging market demand proved to be strong headwinds for another group of our holdings.

•	Eaton and Cummins are both well-capitalized industrial companies with energy conservation themes to support earnings through the cycle

•	Swatch Group’s luxury brands are expected to continue to appeal to the emerging Chinese consumer in face of a slowing Chinese economy
Positive contributors to our relative performance included stock selection in consumer staples, technology and telecom sectors. Eliminating fossil fuels paid off well for us in light of oil’s 30% price decline and the weak demand for electric utilities.

•	Unilever and PepsiCo outperforming, capitalizing on health and wellness opportunities

•	Deutsche Telekom benefited from an increased focus on return on capital and substantial improvements in its US subsidiary T-Mobile

•	Both Alphabet (formerly known as Google) and Microsoft have benefited from successful strategy transformation and better financial discipline

•	Sector underweights in Electric Utilities and Oil & Gas Exploration & Production

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CALVERT GLOBAL VALUE FUND
DECEMBER 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Financials	21.2%
Information Technology	14.0%
Health Care	13.9%
Consumer Discretionary	12.8%
Consumer Staples	12.1%
Industrials	10.0%
Telecommunication Services	6.2%
Energy	5.4%
Materials	1.7%
Short-Term Investments	1.6%
Exchange Traded Products	1.0%
High Social Impact Investments	0.1%
Total	100%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
US Bancorp	3.7%
Microsoft Corp.	3.6%
Alphabet, Inc., Class C	3.5%
PNC Financial Services Group, Inc. (The)	3.4%
PepsiCo, Inc.	3.3%
Vodafone Group plc (ADR)	3.1%
Merck & Co., Inc.	3.1%
Procter & Gamble Co. (The)	3.0%
Sanofi SA (ADR)	3.0%
Unilever NV, NY Shares	2.8%
Total	32.5%

Positioning and Market Outlook
In summary, we maintain our conviction in the value philosophy and confident about the defensive positioning of the Fund. We continue to increase our international exposure, but are doing so gradually and cautiously. Japan is an area ripe with opportunity to benefit from governance reforms that should drive higher shareholder returns. We see the recent weakness in our holdings as creating greater upside return targets over our three to five year investment horizon and potentially sooner as many of the recent detractors revert from their oversold levels.

CALVERT GLOBAL VALUE FUND
DECEMBER 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 12/31/15	12 MONTHS ENDED 12/31/15
Class A	-9.19%	-8.06%
Class C	-9.72%	-9.08%
Class I	-9.12%	-7.99%
Class Y	-9.08%	-7.82%
MSCI World Index	-3.18%	-0.32%
Russell 1000 Value Index	-3.23%	-3.83%
Lipper Large-Cap Value Funds Average	-4.48%	-4.22%

Calvert Global Value Fund first offered Class I shares on October 1, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.
Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

Calvert Investment Management, Inc.
December 2015

Rachel Volynsky	Yvonne Bishop

4 www.calvert.com CALVERT GLOBAL VALUE FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT GLOBAL VALUE FUND
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CLVAX	-12.43%	7.28%	3.93%
Class C (with max. load)	CLVCX	-9.99%	7.13%	3.74%
Class I	CGKIX	-7.99%	8.35%	4.45%
Class Y	CLVYX	-7.82%	8.60%	4.69%
MSCI World Index		-0.32%	8.19%	5.56%
Russell 1000 Value Index		-3.83%	11.27%	6.16%
Lipper Large-Cap Value Funds Average		-4.22%	9.75%	5.36%

Calvert Global Value Fund first offered Class I shares on October 1, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.48%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15
Class A
Actual	1.23%	$1,000.00	$908.10	$5.92
Hypothetical (5% return per year before expenses)	1.23%	$1,000.00	$1,019.00	$6.26
Class C
Actual	2.35%	$1,000.00	$902.80	$11.27
Hypothetical (5% return per year before expenses)	2.35%	$1,000.00	$1,013.36	$11.93
Class I
Actual	0.88%	$1,000.00	$908.80	$4.23
Hypothetical (5% return per year before expenses)	0.88%	$1,000.00	$1,020.77	$4.48
Class Y
Actual	0.98%	$1,000.00	$909.20	$4.72
Hypothetical (5% return per year before expenses)	0.98%	$1,000.00	$1,020.27	$4.99

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

6 www.calvert.com CALVERT GLOBAL VALUE FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of Calvert SAGE Fund and Shareholders of Calvert Global Value Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert Global Value Fund (formerly, Calvert Large Cap Value Fund) (the “Fund”), a series of Calvert SAGE Fund, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from October 1, 2014 through December 31, 2014, and the year ended September 30, 2014, and the financial highlights for the year then ended, the period from October 1, 2014 through December 31, 2014, and the four-year period ended September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the periods presented in the first paragraph, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

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CALVERT GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
COMMON STOCKS - 97.3%
Australia - 0.5%
Westpac Banking Corp.(d)	25,749	624,141

Canada - 1.7%
Potash Corp. of Saskatchewan, Inc.	119,493	2,045,720

Finland - 1.2%
Nokian Renkaat Oyj(d)	40,000	1,419,631

France - 4.6%
Sanofi SA (ADR)	84,214	3,591,727
Technip SA(d)	37,000	1,826,139
		5,417,866

Germany - 3.3%
Deutsche Post AG(d)	33,406	939,986
Deutsche Telekom AG (ADR)	170,023	3,040,011
		3,979,997

Japan - 2.3%
Kao Corp.(d)	12,067	618,823
Mitsubishi Electric Corp.(d)	56,793	595,051
Mizuho Financial Group, Inc.(d)	445,929	889,587
NTT DOCOMO, Inc. (ADR)	30,000	615,000
		2,718,461

Netherlands - 3.9%
Core Laboratories NV	12,000	1,304,880
Unilever NV, NY Shares	77,164	3,342,745
		4,647,625

Switzerland - 5.6%
Novartis AG (ADR)	14,122	1,215,057
Swatch Group AG (The)(d)	7,700	2,686,444
Swiss Re AG(d)	28,200	2,742,559
		6,644,060

United Kingdom - 8.7%
J Sainsbury plc(d)	607,000	2,313,411
Kingfisher plc(d)	448,237	2,170,791
Standard Chartered plc(d)	257,142	2,133,696
Vodafone Group plc (ADR)	115,307	3,719,804
		10,337,702

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
United States - 65.5%
Alphabet, Inc., Class C*	5,406	4,102,505
American International Group, Inc.	48,067	2,978,712
Amgen, Inc.	17,482	2,837,853
Bank of New York Mellon Corp. (The)	69,557	2,867,140
Cisco Systems, Inc.	103,138	2,800,712
Comcast Corp., Class A	53,520	3,020,134
Cummins, Inc.	20,191	1,777,010
Deere & Co.	27,785	2,119,162
Dover Corp.	19,447	1,192,296
Eaton Corp. plc	48,275	2,512,231
FMC Technologies, Inc.*	40,000	1,160,400
Gap, Inc. (The)	70,872	1,750,538
General Electric Co.	89,633	2,792,068
General Mills, Inc.	10,743	619,441
Gilead Sciences, Inc.	27,400	2,772,606
International Business Machines Corp.	17,620	2,424,864
JPMorgan Chase & Co.	35,698	2,357,139
Merck & Co., Inc.	69,391	3,665,233
Microsoft Corp.	76,294	4,232,791
National Oilwell Varco, Inc.	62,484	2,092,589
PepsiCo, Inc.	39,100	3,906,872
Pfizer, Inc.	77,718	2,508,737
PNC Financial Services Group, Inc. (The)	42,105	4,013,028
Procter & Gamble Co. (The)	45,600	3,621,096
QUALCOMM, Inc.	62,255	3,111,816
T. Rowe Price Group, Inc.	13,000	929,370
Target Corp.	26,000	1,887,860
Time Warner, Inc.	34,955	2,260,540
US Bancorp	104,500	4,459,015
Wells Fargo & Co.	22,000	1,195,920
		77,969,678

Total Common Stocks (Cost $120,081,623)		115,804,881

	PRINCIPAL AMOUNT ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.1%

United States - 0.1%
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (a)(b)(c)	76,000	70,300
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (a)(b)(c)	98,000	89,670
		159,970

Total High Social Impact Investments (Cost $174,000)		159,970

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	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 1.0%
iShares MSCI Japan ETF	99,239	1,202,777

Total Exchange-Traded Products (Cost $1,152,109)		1,202,777

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 1.6%
State Street Bank Time Deposit, 0.278%, 1/4/16	1,921,763	1,921,763

Total Time Deposit (Cost $1,921,763)		1,921,763

TOTAL INVESTMENTS (Cost $123,329,495) - 100.0%		119,089,391
Other assets and liabilities, net - 0.0%		17,506
NET ASSETS - 100.0%		$119,106,897

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on December 31, 2015.
(b) Restricted securities represent 0.1% of the net assets of the Fund.
(c) This security was valued under the direction of the Board of Trustees. See Note A.
(d) Due to significant market movements following the close of trading in the local market, the value of this security as of December 31, 2015 was adjusted by a third party pricing service. See Note A.

Abbreviations:
ADR:	American Depositary Receipts
ETF:	Exchange-Traded Fund
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
ImpactAssets Global Sustainable Agriculture Notes, 0.0%, 11/3/20	11/13/15	76,000
ImpactAssets Microfinance Plus Notes, 0.0%, 11/3/20	11/13/15	98,000
See notes to financial statements.

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CALVERT GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $123,329,495) - see accompanying schedule	$119,089,391
Receivable for shares sold	399,257
Dividends and interest receivable	237,943
Total assets	119,726,591

LIABILITIES
Payable to custodian bank, cash denominated in foreign currencies	391,776
Payable for shares redeemed	126,475
Payable to Calvert Investment Management, Inc.	11,338
Payable to Calvert Investment Distributors, Inc.	16,306
Payable to Calvert Investment Administrative Services, Inc.	12,281
Payable to Calvert Investment Services, Inc.	1,575
Accrued expenses and other liabilities	59,943
Total liabilities	619,694
NET ASSETS	$119,106,897

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 988,619 shares outstanding	$57,993,466
Class C: 86,840 shares outstanding	4,889,680
Class I: 19,878 shares outstanding	1,206,614
Class Y: 1,002,224 shares outstanding	58,784,770
Accumulated net realized gain (loss) on investments and foreign currency transactions	462,745
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies	(4,230,378)
NET ASSETS	$119,106,897

NET ASSET VALUE PER SHARE
Class A (based on net assets of $56,428,987)	$57.08
Class C (based on net assets of $4,931,690)	$56.79
Class I (based on net assets of $1,131,713)	$56.93
Class Y (based on net assets of $56,614,507)	$56.49
See notes to financial statements.

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CALVERT GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $63,547)	$3,378,185
Interest income	3,723
Total investment income	3,381,908

Expenses:
Investment advisory fee	861,537
Administrative fees	264,823
Transfer agency fees and expenses	122,904
Distribution Plan expenses:
Class A	146,109
Class C	52,600
Trustees' fees and expenses	152,787
Accounting fees	29,629
Custodian fees	23,798
Professional fees	74,249
Registration fees	114,003
Reports to shareholders	18,048
Miscellaneous	35,536
Total expenses	1,896,023
Reimbursement from Advisor:
Class A	(202,361)
Class C	(19,759)
Class I (a)	(19,525)
Class Y	(129,412)
Administrative fees waived	(8,126)
Net expenses	1,516,840
NET INVESTMENT INCOME	1,865,068

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	3,229,917
Foreign currency transactions	(18,533)
3,211,384

Change in unrealized appreciation (depreciation) on:
Investments	(15,779,176)
Assets and liabilities denominated in foreign currencies	9,726
(15,769,450)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,558,066)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($10,692,998)
(a) From October 1, 2015 inception.
See notes to financial statements.

12 www.calvert.com CALVERT GLOBAL VALUE FUND ANNUAL REPORT

CALVERT GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	PERIOD ENDED DECEMBER 31, 2014(a)	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$1,865,068	$267,184	$1,196,058
Net realized gain (loss)	3,211,384	8,834,112	16,061,000
Change in unrealized appreciation (depreciation)	(15,769,450)	(7,021,045)	1,608,314

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,692,998)	2,080,251	18,865,372

Distributions to shareholders from:
Net investment income:
Class A shares	(846,629)	(405,381)	(277,255)
Class C shares	(16,300)	(368)	(369)
Class I shares(b)	(20,846)	—	—
Class Y shares	(991,677)	(775,441)	(808,215)
Net realized gain:
Class A shares	(4,926,158)	(3,329,370)	—
Class C shares	(431,584)	(309,012)	—
Class I shares(b)	(88,293)	—	—
Class Y shares	(5,009,747)	(4,553,950)	—
Total distributions	(12,331,234)	(9,373,522)	(1,085,839)

Capital share transactions:
Shares sold:
Class A shares	17,222,875	5,354,954	16,219,203
Class C shares	1,238,672	437,672	1,597,816
Class I shares(b)	1,097,475	—	—
Class Y shares	5,817,615	2,036,041	10,746,313
Reinvestment of distributions:
Class A shares	5,523,309	3,420,650	245,357
Class C shares	382,990	260,084	311
Class I shares(b)	109,139	—	—
Class Y shares	5,873,878	5,165,572	784,602
Redemption fees:
Class A shares	33	479	796
Class C shares	—	—	28
Class Y shares	1	1,389	681
Shares redeemed:
Class A shares	(11,612,479)	(1,292,975)	(6,510,757)
Class C shares	(889,738)	(195,070)	(434,138)
Class Y shares	(18,022,476)	(3,157,096)	(11,542,927)
Total capital share transactions	6,741,294	12,031,700	11,107,285

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,282,938)	4,738,429	28,886,818
NET ASSETS
Beginning of period	135,389,835	130,651,406	101,764,588
End of period (including undistributed net investment income of $0, $10,073 and $924,079 respectively)	$119,106,897	$135,389,835	$130,651,406
See notes to financial statements.

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CALVERT GLOBAL VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS - Cont'd
CAPITAL SHARE ACTIVITY	YEAR ENDED DECEMBER 31, 2015	PERIOD ENDED DECEMBER 31, 2014(a)	YEAR ENDED SEPTEMBER 30, 2014
Shares sold:
Class A shares	254,759	75,556	234,401
Class C shares	18,839	6,342	22,999
Class I shares(b)	17,999	—	—
Class Y shares	88,087	28,934	153,766
Reinvestment of distributions:
Class A shares	95,089	49,873	3,618
Class C shares	6,698	3,842	5
Class I shares(b)	1,879	—	—
Class Y shares	101,971	75,787	11,669
Shares redeemed:
Class A shares	(174,815)	(18,131)	(93,125)
Class C shares	(13,591)	(2,800)	(6,305)
Class Y shares	(275,505)	(44,348)	(168,859)
Total capital share activity	121,410	175,055	158,169

(a) Period from October 1, 2014 through December 31, 2014.
(b) From October 1, 2015 inception.
See notes to financial statements.

14 www.calvert.com CALVERT GLOBAL VALUE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Global Value Fund (the “Fund”) (formerly known as Calvert Large Cap Value Fund), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers four classes of shares - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I commenced operations on October 1, 2015. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common and preferred stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, securities valued at $159,970, or 0.1% of net assets, were fair valued in good faith under the direction of the Board.

16 www.calvert.com CALVERT GLOBAL VALUE FUND ANNUAL REPORT

The following table summarizes the market value of the Fund's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Common Stocks**	$96,844,621	$18,960,260	***	$—	$115,804,881
Exchange-Traded Products	1,202,777	—		—	1,202,777
Time Deposit	—	1,921,763		—	1,921,763
High Social Impact Investments	—	—		159,970	159,970
TOTAL	$98,047,398	$20,882,023		$159,970^	$119,089,391

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
*** Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading. On December 31, 2015, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

^ Level 3 securities represent 0.1% of net assets.
There were no transfers between levels during the year.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

www.calvert.com CALVERT GLOBAL VALUE FUND ANNUAL REPORT 17

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.65% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through April 30, 2017. The contractual expense caps are 1.23%, 2.35%, 0.88%, and 0.98% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of 0.20% for Class A, C, and Y shares and 0.10% for Class I shares based on their average daily net assets.
On November 24, 2015, the Board of Trustees approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. The change is being implemented in two phases. First, CIAS will voluntarily waive 0.08% (the amount of the existing administrative fee above 0.12%) for Class A, C, and Y shares of the Fund for the period from December 1, 2015 through April 30, 2016. Second, CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee for all classes of the Fund commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018. CIAS voluntarily waived $8,126 for the year ended December 31, 2015.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses.
CID received $31,384 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended December 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $17,327 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs receive an additional $2,500 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund’s assets. As of December 31, 2015, none of the Trustees have elected to participate in the Plan. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $69,613,375 and $69,710,843, respectively.
The Fund may purchase securities from or sell to other funds managed by the Advisor. These interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2015, such sales transactions were $540,471.

18 www.calvert.com CALVERT GLOBAL VALUE FUND ANNUAL REPORT

The tax character of dividends and distributions paid during the year or period ended December 31, 2015, December 31, 2014, and September 30, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	December 31, 2015	December 31, 2014	September 30, 2014
Ordinary income	$3,208,926	$1,181,190	$1,085,839
Long-term capital gains	9,122,308	8,192,332	—
Total	$12,331,234	$9,373,522	$1,085,839
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$7,504,286
Unrealized (depreciation)	(11,754,068)
Net unrealized appreciation (depreciation)	($4,249,782)
Undistributed long-term capital gain	$472,423
Federal income tax cost of investments	$123,339,173
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions and distribution re-designations.

Undistributed net investment income	$311
Accumulated net realized gain (loss)	(311)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended December 31, 2015.
NOTE E — FISCAL YEAR END CHANGE
On September 10, 2014, the Board of Trustees approved a change in the Fund’s fiscal year end from September 30 to December 31. This change was effective December 31, 2014.
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Fund considers 100% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Fund also considers $9,122,308 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

www.calvert.com CALVERT GLOBAL VALUE FUND ANNUAL REPORT 19

CALVERT GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	December 31, 2015 (a)	December 31, 2014 (a)(b)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012	September 30, 2011 (a)
Net asset value, beginning	$68.89	$72.84	$62.11	$52.14	$41.36	$43.38
Income from investment operations:
Net investment income	0.89	0.13	0.63	0.65	0.76	0.61
Net realized and unrealized gain (loss)	(6.41)	0.91	10.57	9.99	10.69	(2.20)
Total from investment operations	(5.52)	1.04	11.20	10.64	11.45	(1.59)
Distributions from:
Net investment income	(0.87)	(0.50)	(0.47)	(0.67)	(0.67)	(0.43)
Net realized gain	(5.42)	(4.49)	—	—	—	—
Total distributions	(6.29)	(4.99)	(0.47)	(0.67)	(0.67)	(0.43)
Total increase (decrease) in net asset value	(11.81)	(3.95)	10.73	9.97	10.78	(2.02)
Net asset value, ending	$57.08	$68.89	$72.84	$62.11	$52.14	$41.36
Total return(c)	(8.06%)	1.50%	18.08%	20.66%	27.92%	(3.78%)
Ratios to average net assets: (d)
Net investment income	1.32%	0.71%(e)	0.91%	1.14%	1.53%	1.30%
Total expenses	1.58%	1.48%(e)	1.55%	1.74%	1.85%	1.84%
Net expenses	1.23%	1.23%(e)	1.23%	1.23%	1.23%	1.23%
Portfolio turnover	55%	35%	64%	48%	37%	25%
Net assets, ending (in thousands)	$56,429	$56,047	$51,446	$34,868	$20,242	$15,213

(a)Per share figures are calculated using the Average Shares Method.
(b)Period from October 1, 2014 through December 31, 2014.
(c)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	December 31, 2015 (a)	December 31, 2014 (a)(b)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012	September 30, 2011 (a)
Net asset value, beginning	$68.61	$72.26	$61.89	$51.99	$41.24	$43.37
Income from investment operations:
Net investment income (loss)	0.13	(0.06)	(0.15)	0.01	0.18	0.08
Net realized and unrealized gain (loss)	(6.34)	0.90	10.53	10.00	10.72	(2.18)
Total from investment operations	(6.21)	0.84	10.38	10.01	10.90	(2.10)
Distributions from:
Net investment income	(0.19)	—	(0.01)	(0.11)	(0.15)	(0.03)
Net realized gain	(5.42)	(4.49)	—	—	—	—
Total distributions	(5.61)	(4.49)	(0.01)	(0.11)	(0.15)	(0.03)
Total increase (decrease) in net asset value	(11.82)	(3.65)	10.37	9.90	10.75	(2.13)
Net asset value, ending	$56.79	$68.61	$72.26	$61.89	$51.99	$41.24
Total return(c)	(9.08%)	1.24%	16.77%	19.30%	26.49%	(4.85%)
Ratios to average net assets: (d)
Net investment income (loss)	0.20%	(0.33%)(e)	(0.21%)	0.02%	0.39%	0.18%
Total expenses	2.73%	2.26%(e)	2.46%	2.85%	3.22%	3.52%
Net expenses	2.35%	2.26%(e)	2.35%	2.35%	2.35%	2.35%
Portfolio turnover	55%	35%	64%	48%	37%	25%
Net assets, ending (in thousands)	$4,932	$5,138	$4,879	$3,145	$1,843	$1,151

(a)Per share figures are calculated using the Average Shares Method.
(b)Period from October 1, 2014 through December 31, 2014.
(c)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS I SHARES	December 31, 2015 (a)(b)
Net asset value, beginning	$61.40
Income from investment operations:
Net investment income	0.23
Net realized and unrealized gain (loss)	1.79
Total from investment operations	2.02
Distributions from:
Net investment income	(1.07)
Net realized gain	(5.42)
Total distributions	(6.49)
Total increase (decrease) in net asset value	(4.47)
Net asset value, ending	$56.93
Total return(c)	3.24%
Ratios to average net assets: (d)
Net investment income	1.46%(e)
Total expenses	8.24%(e)
Net expenses	0.88%(e)
Portfolio turnover	55%
Net assets, ending (in thousands)	$1,132

(a)Per share figures are calculated using the Average Shares Method.
(b)From October 1, 2015 inception.
(c)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e)Annualized.
See notes to financial statements.

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CALVERT GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	December 31, 2015 (a)	December 31, 2014 (a)(b)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012	September 30, 2011 (a)
Net asset value, beginning	$68.22	$72.35	$61.85	$52.09	$41.39	$43.50
Income from investment operations:
Net investment income	1.05	0.17	0.79	0.79	0.94	0.71
Net realized and unrealized gain (loss)	(6.36)	0.91	10.52	9.94	10.61	(2.18)
Total from investment operations	(5.31)	1.08	11.31	10.73	11.55	(1.47)
Distributions from:
Net investment income	(1.00)	(0.72)	(0.81)	(0.97)	(0.85)	(0.64)
Net realized gain	(5.42)	(4.49)	—	—	—	—
Total distributions	(6.42)	(5.21)	(0.81)	(0.97)	(0.85)	(0.64)
Total increase (decrease) in net asset value	(11.73)	(4.13)	10.50	9.76	10.70	(2.11)
Net asset value, ending	$56.49	$68.22	$72.35	$61.85	$52.09	$41.39
Total return(c)	(7.82%)	1.56%	18.38%	20.96%	28.23%	(3.55%)
Ratios to average net assets: (d)
Net investment income	1.57%	0.95%(e)	1.15%	1.39%	1.80%	1.52%
Total expenses	1.17%	1.05%(e)	1.10%	1.24%	1.26%	1.20%
Net expenses	0.98%	0.98%(e)	0.98%	0.98%	0.98%	0.98%
Portfolio turnover	55%	35%	64%	48%	37%	25%
Net assets, ending (in thousands)	$56,615	$74,205	$74,327	$63,752	$62,766	$60,282

(a)Per share figures are calculated using the Average Shares Method.
(b)Period from October 1, 2014 through December 31, 2014.
(c)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 9, 2015, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Calvert SAGE Fund and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over

24 www.calvert.com CALVERT GLOBAL VALUE FUND ANNUAL REPORT (UNAUDITED)

time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed equal to the median of its peer group for the one- and five-year periods ended June 30, 2015, and above the median of its peer group for the three- year period ended June 30, 2015. The data also indicated that the Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of the Fund’s performance, recent changes to the Fund’s investment strategy and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Fund’s performance.
In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor is currently reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that the Fund’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Fund’s total expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor is currently reimbursing a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund's current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

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Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the Fund’s performance; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
CARI DOMINGUEZ AGE: 66	Trustee	2008	Former Chair of the U.S. Equal Employment Opportunity Commission.	2	• Manpower, Inc. (employment agency) • Triple S Management Corporation (managed care)
ALICE GRESHAM BULLOCK AGE: 65	Trustee	2008	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Trustee	2008	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Trustee	2008	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ANTHONY A. WILLIAMS AGE: 64	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (2009 to 2012); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	9
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Catholic University of America
•
Urban Institute (research organization)

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED TRUSTEES
JOHN H. STREUR* AGE: 56	Trustee, Chair, and President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015)
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

28 www.calvert.com CALVERT GLOBAL VALUE FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT GLOBAL VALUE FUND ANNUAL REPORT (UNAUDITED) 29

CALVERT GLOBAL VALUE FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert Global Equity Income Fund

Annual Report December 31, 2015 E-Delivery Sign-Up — Details Inside

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TABLE OF CONTENTS

1	President's Letter
3	Portfolio Management Discussion
6	Understanding Your Fund's Expenses
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
15	Notes to Financial Statements
21	Financial Highlights
25	Proxy Voting
25	Availability of Quarterly Portfolio Holdings
25	Basis for Board’s Approval of Investment Advisory Contract
28	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareholders:
What once was a small social movement seemed to crystalize last year as the investing public began to recognize that financial and social goals can be represented by sustainable, responsible and impact investment strategies. The growth of this movement is influencing the entire world and fills us with optimism about the role capital markets and corporations can play in unlocking value beyond balance sheets and income statements.
As a global socially responsible investing (SRI) leader, we at Calvert are gratified that new findings from The Forum for Responsible and Social Investment reveal an explosion of SRI integration among all professional managers. U.S.-domiciled assets under management using responsible strategies grew to $6.57 trillion in 2014 from $3.74 trillion at the start of 2012. Approximately one of every six dollars under domestic professional management is now following SRI strategies.
A Look at 2015
While responsible investing is expanding at an exciting pace, the economic conditions in 2015 presented challenges including slower domestic growth, uncertainty over central bankers’ policy decisions, and volatility across both emerging markets and mature markets in Asia and Europe. These conditions placed downward pressure on multinational corporations’ capital expenditures, small and mid-sized business investments, commodity prices and consumer spending. Also at play is the heavy debt burden of developed countries. This debt burden results in a troubling sequence of events: countries must fund interest on the debt instead of funding innovation and development; the lack of development dampens growth; low growth limits employment opportunities; decreased employment opportunities disproportionally affect the poor. We believe this cycle will keep economic growth low for the foreseeable future.
In the face of this lower growth environment, we need to look for ways to improve economic inclusion and allow disadvantaged people to participate in a slow growth economy.
We are encouraged by evidence that global leaders recognize this need and are starting to take steps to replace it with a positive sequence of events: solving urgent social and environmental problems, which leads to stronger economies, which leads to growth and better employment opportunities.
The Evolution at Calvert
To respond to recent market swings, we have taken steps to manage your portfolio conservatively by focusing on equity and fixed-income investments best suited to the climate. Our steps included a thorough assessment of both the financial characteristics and environmental, social and governance (ESG) performance of a number of companies. As appropriate across funds, we strategically re-allocated capital to lower-risk, stable-return assets.
In addition to serving as stewards of your money, we also implemented a strategy to reinforce our focus on shareholders as well as the value they specifically seek from both a financial and social perspective. Our new leadership team implemented a complex-wide plan that spanned reducing fees for many funds, enhancing research capabilities and aligning most strategies under our Principles for Responsible Investment. This effort resulted in the reduction of several Calvert funds’ expense ratios by more than 10 percent.

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Calvert has also publicly amplified the values held by our leadership and shareholders. During the 2015 proxy season, we co-filed or filed a variety of shareholder proposals and resolutions—specific to agricultural, environmental and diversity issues. We also advocated for responsible investing at key forums, such as an Impact Over Easy event, and partnered with Harvard University professor George Serafeim to further define for investors the evolving role of the corporation in society. Lastly, I was honored to attend the United Nations Development Conference and chair the Roundtable on Peace and Stability at the Private Sector Forum on Implementing the Sustainable Development Goals.
Looking Ahead to 2016 and Beyond
In the months to come, we need to adopt more modest economic growth expectations as China sputters, emerging economies confront fiscal woes, and political uncertainty looms in the U.S. and elsewhere. We believe this year may well mark the beginning of a lower-growth period that extends into the foreseeable future. But while research-driven investment strategies can adapt relatively quickly to a shifting landscape, capital markets participants must also consciously work to help ensure the less fortunate and those championing key environmental and social causes do not bear the brunt of economic tightening. To overlook this obligation in the near-term will only perpetuate inequalities that hinder all global citizens over the long-term.
Our 2016 outlook is both pragmatic and optimistic. The recent Vatican Encyclical and Paris Climate Agreement reinforces to us that the entire world—not just segments of the institutional investment community—is rapidly embracing the principles that underpin SRI strategies. Ongoing evidence of this shift is further energizing us as we leverage our bolstered research processes to ensure ESG standards, fundamental quality and fair valuation guide every investment we make.
Despite day-to-day fluctuations in the markets, the next year will be a transformative chapter in the story of how the global capital markets ultimately align financial and social goals. Our leadership appreciates and recognizes that it is your trust in us that empowers Calvert to help drive this transformation. Thank you for the opportunity to manage investments on your behalf.
Sincerely,
John Streur
President and Chief Executive Officer
Calvert Investments

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PORTFOLIO MANAGEMENT DISCUSSION

Yvonne Bishop Assistant Portfolio Manager	Rachel Volynsky Vice President, Portfolio Manager
Market Review
The U.S. held up better than most developed markets in 2015, but the S&P 500 only managed to eke out a +1.4% total return. Stock markets in resource rich economies suffered large declines in U.S. dollar terms, while Japan was a relative bright spot with a +10% total return. With a sluggish global economy, China’s growth decelerating, and commodity prices falling, investors were willing to pay a premium for growth opportunities.
The Fed raised interest rates in December for the first time in nine years in light of strong U.S. job growth and the expectation that higher wages would eventually bring inflation. In contrast, other central banks around the globe continued their easy money policies. This divergence drove the U.S. dollar higher and weighed on commodity prices.
Investment Strategy and Technique
On October 1, 2015, we adopted the Calvert Principles for Responsible Investing, and we expanded our investment opportunity set outside the U.S. Our benchmark changed from the Russell 1000 Value Index to the MSCI World Index.

•	Portfolio is free of fossil fuel investments

•	More opportunities to invest in ESG leaders given Europe’s well-established culture of responsible investing

•	Better shareholder returns in Japan are expected to be driven by corporate governance reform mandates

•	Our stock selection process continues to be value-driven. We have a strong preference for companies that pay reliable and growing dividend yields.

•	A value stock selection strategy is prudent in light of above-average market multiples and a soft global economic environment

•	Dividend paying common and preferred stocks offer attractive yields compared the 10-year U.S. Treasury bond at 2.3%

Fund Performance Relative to the Benchmark
Stock selection was the primary detractor from our relative performance. A few of our holdings in the consumer discretionary sector struggled to adapt to changing consumer habits. We believe these stocks will provide ballast for our portfolio if global economies continue to struggle because U.S. consumers are healthy with jobs plentiful and energy prices low.

•	Retailers The Gap and Kingfisher plc are improving their supply chains to react faster to competitors and cut costs

•	Time Warner should weather changing video viewing habits with strong content
Strong domestic currencies and weak emerging market demand proved to be strong headwinds for another group of our holdings.

•	Eaton and Cummins are well-capitalized industrial companies with energy conservation themes to support earnings through the cycle

•	Swatch Group’s strong brands are expected to stand up to the challenge from Apple Watch even if sales in China slow
Positive contributors to our relative performance included stock selection in consumer staples and finance sectors. Eliminating fossil fuels paid off well for us in light of oil’s 30% price decline and the weak demand for electric utilities.

•	Unilever and General Mills capitalize on health and wellness opportunities

•	Sector underweights in Electric Utilities and Oil & Gas Exploration & Production
Positioning and Market Outlook
We continue to have conviction in our value philosophy and believe that dividend paying stocks offer an attractive source of current income.

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CALVERT GLOBAL EQUITY INCOME FUND
DECEMBER 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Financials	22.7%
Health Care	14.5%
Information Technology	13.3%
Consumer Discretionary	12.8%
Consumer Staples	11.7%
Industrials	9.5%
Telecommunication Services	6.9%
Energy	4.9%
Short-Term Investments	2.1%
Materials	1.5%
High Social Impact Investments	0.1%
Total	100%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
General Electric Co.	3.7%
Procter & Gamble Co. (The)	3.3%
Wells Fargo & Co.	3.2%
GlaxoSmithKline plc (ADR)	3.1%
Microsoft Corp.	3.0%
Pfizer, Inc.	3.0%
Cisco Systems, Inc.	2.9%
Unilever NV, NY Shares	2.8%
PNC Financial Services Group, Inc. (The)	2.7%
Johnson & Johnson	2.7%
Total	30.4%

Although the Fed has taken the first tentative steps to increase rates, they are still low on an absolute basis and are unlikely to move sharply higher in light of global economic weakness. Short-term volatility may provide a buying opportunity as we gradually expand our investment horizons outside the U.S. Our focus on strong balance sheets, sound businesses, compelling valuations, and sustainability will serve us well over the long term.

Rachel Volynsky	Yvonne Bishop
Calvert Investment Management, Inc.
December 2015

CALVERT GLOBAL EQUITY INCOME FUND
DECEMBER 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 12/31/15	12 MONTHS ENDED 12/31/15
Class A	-6.07%	-6.31%
Class C	-6.62%	-7.36%
Class I	-5.99%	-6.23%
Class Y	-5.99%	-6.11%
MSCI World Index	-3.18%	-0.32%
Russell 1000 Value Index	-3.23%	-3.83%
Lipper Equity Income Funds Average	-3.17%	-3.69%

Calvert Global Equity Income Fund first offered Class I shares on October 1, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.
Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

4 www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT GLOBAL EQUITY INCOME FUND
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	Since Inception (10/31/2001)
Class A (with max. load)	CEIAX	-10.77%	9.04%
Class C (with max. load)	CEICX	-8.29%	9.12%
Class I	CEIIX	-6.23%	10.35%
Class Y	CEIYX	-6.11%	10.50%
MSCI World Index		-0.32%	10.63%
Russell 1000 Value Index		-3.83%	13.97%
Lipper Equity Income Funds Average		-3.69%	10.90%

Calvert Global Equity Income Fund first offered Class I shares on October 1, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.72%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 5

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15
Class A
Actual	1.23%	$1,000.00	$939.30	$6.01
Hypothetical (5% return per year before expenses)	1.23%	$1,000.00	$1,019.00	$6.26
Class C
Actual	2.35%	$1,000.00	$933.80	$11.45
Hypothetical (5% return per year before expenses)	2.35%	$1,000.00	$1,013.36	$11.93
Class I
Actual	0.88%	$1,000.00	$940.10	$4.30
Hypothetical (5% return per year before expenses)	0.88%	$1,000.00	$1,020.77	$4.48
Class Y
Actual	0.98%	$1,000.00	$940.10	$4.79
Hypothetical (5% return per year before expenses)	0.98%	$1,000.00	$1,020.27	$4.99

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

6 www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of Calvert SAGE Fund and Shareholders of Calvert Global Equity Income Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert Global Equity Income Fund (formerly, Calvert Equity Income Fund) (the “Fund”), a series of Calvert SAGE Fund, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from October 1, 2014 through December 31, 2014, and for the year ended September 30, 2014, and the financial highlights for the year then ended, the period from October 1, 2014 through December 31, 2014, and for each of the years or periods in the three-year period ended September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the periods presented in the first paragraph, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT 7

CALVERT GLOBAL EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
COMMON STOCKS - 91.6%
Australia - 0.5%
Westpac Banking Corp.(d)	8,200	198,763

Canada - 3.1%
BCE, Inc.	16,300	629,506
Potash Corp. of Saskatchewan, Inc.	32,200	551,264
		1,180,770

Finland - 1.1%
Nokian Renkaat Oyj(d)	11,500	408,144

France - 3.3%
Sanofi SA (ADR)	15,500	661,075
Technip SA(d)	12,000	592,261
		1,253,336

Germany - 3.1%
Allianz SE(d)	2,300	407,121
Deutsche Post AG(d)	27,700	779,429
		1,186,550

Japan - 2.5%
Kao Corp.(d)	3,800	194,872
Mitsubishi Electric Corp.(d)	18,100	189,644
Mizuho Financial Group, Inc.(d)	195,700	390,403
NTT DOCOMO, Inc. (ADR)	9,000	184,500
		959,419

Netherlands - 4.3%
Core Laboratories NV	5,400	587,196
Unilever NV, NY Shares	24,300	1,052,676
		1,639,872

Switzerland - 4.8%
Novartis AG (ADR)	4,600	395,784
Swatch Group AG (The)(d)	1,700	593,111
Swiss Re AG(d)	8,500	826,658
		1,815,553

United Kingdom - 8.7%
GlaxoSmithKline plc (ADR)	29,100	1,174,185
J Sainsbury plc(d)	156,400	596,075
Kingfisher plc(d)	155,100	751,142
Vodafone Group plc (ADR)	23,900	771,014
		3,292,416

8 www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
United States - 60.2%
Apple, Inc.	8,400	884,184
Bank of America Corp.	11,100	186,813
Cisco Systems, Inc.	40,600	1,102,493
Citigroup, Inc.	3,700	191,475
Comcast Corp., Class A	16,400	925,452
Dover Corp.	6,300	386,253
Eaton Corp. plc	15,000	780,600
Gap, Inc. (The)	22,800	563,160
General Electric Co.	45,400	1,414,210
General Mills, Inc.	15,500	893,730
International Business Machines Corp.	4,900	674,338
Invesco Ltd.	5,800	194,184
Johnson & Johnson	10,000	1,027,200
Merck & Co., Inc.	18,900	998,298
MetLife, Inc.	20,100	969,021
Microsoft Corp.	20,600	1,142,888
National Oilwell Varco, Inc.	19,400	649,706
PepsiCo, Inc.	4,000	399,680
Pfizer, Inc.	35,233	1,137,321
PNC Financial Services Group, Inc. (The)	10,800	1,029,348
Procter & Gamble Co. (The)	15,500	1,230,855
QUALCOMM, Inc.	7,700	384,885
Seagate Technology plc	20,900	766,194
T. Rowe Price Group, Inc.	2,700	193,023
Target Corp.	10,800	784,188
Time Warner, Inc.	11,900	769,573
US Bancorp	22,100	943,007
Verizon Communications, Inc.	21,700	1,002,974
Wells Fargo & Co.	22,300	1,212,228
		22,837,281

Total Common Stocks (Cost $35,108,205)		34,772,104

PREFERRED STOCKS - 4.6%
United States - 4.6%
Bank of America Corp.	520	568,501
Discover Financial Services	21,700	574,399
Wells Fargo & Co.	500	580,500
		1,723,400

Total Preferred Stocks (Cost $1,694,234)		1,723,400

www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.1%
United States - 0.1%
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (a)(b)(c)	25,000	23,125
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (a)(b)(c)	29,000	26,535
		49,660

Total High Social Impact Investments (Cost $54,000)		49,660

TIME DEPOSIT - 2.0%
State Street Bank Time Deposit, 0.278%, 1/4/16	767,091	767,091

Total Time Deposit (Cost $767,091)		767,091

TOTAL INVESTMENTS (Cost $37,623,530) - 98.3%		37,312,255
Other assets and liabilities, net - 1.7%		633,952
NET ASSETS - 100.0%		$37,946,207

NOTES TO SCHEDULE OF INVESTMENTS
(a) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on December 31, 2015.
(b) Restricted securities represent 0.1% of the net assets of the Fund.
(c) This security was valued under the direction of the Board of Trustees. See Note A.
(d) Due to significant market movements following the close of trading in the local market, the value of this security as of December 31, 2015 was adjusted by a third party pricing service. See Note A.

Abbreviations:
ADR:	American Depositary Receipts
Ltd.:	Limited
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
ImpactAssets Global Sustainable Agriculture Notes	11/13/15	25,000
ImpactAssets Microfinance Plus Notes	11/13/15	29,000
See notes to financial statements.

10 www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT

CALVERT GLOBAL EQUITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $37,623,530) - see accompanying schedule	$37,312,255
Cash denominated in foreign currencies (Cost $35,227)	34,900
Receivable for securities sold	861,294
Receivable for shares sold	245,836
Dividends and interest receivable	91,138
Receivable from Calvert Investment Management, Inc.	25,249
Total assets	38,570,672

LIABILITIES
Payable for securities purchased	505,420
Payable for shares redeemed	74,802
Payable to Calvert Investment Distributors, Inc.	10,067
Payable to Calvert Investment Administrative Services, Inc.	3,868
Payable to Calvert Investment Services, Inc.	1,191
Accrued expenses and other liabilities	29,117
Total liabilities	624,465
NET ASSETS	$37,946,207

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,571,614 shares outstanding	$29,568,161
Class C: 247,270 shares outstanding	4,777,990
Class I: 58,497 shares outstanding	1,071,548
Class Y: 177,387 shares outstanding	3,512,753
Undistributed net investment income	36,527
Accumulated net realized gain (loss) on investments and foreign currency transactions	(709,098)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies	(311,674)
NET ASSETS	$37,946,207

NET ASSET VALUE PER SHARE
Class A (based on net assets of $29,005,118)	$18.46
Class C (based on net assets of $4,555,019)	$18.42
Class I (based on net assets of $1,079,658)	$18.46
Class Y (based on net assets of $3,306,412)	$18.64
See notes to financial statements.

www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT 11

CALVERT GLOBAL EQUITY INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $27,063)	$1,225,728
Interest income	1,377
Total investment income	1,227,105

Expenses:
Investment advisory fee	183,289
Administrative fees	73,053
Transfer agency fees and expenses	71,650
Distribution Plan expenses:
Class A	70,953
Class C	46,650
Trustees' fees and expenses	41,455
Accounting fees	12,452
Custodian fees	18,046
Professional fees	41,145
Registration fees	71,024
Reports to shareholders	5,823
Miscellaneous	41,500
Total expenses	677,040
Reimbursement from Advisor:
Class A	(117,791)
Class C	(17,625)
Class I (a)	(20,019)
Class Y	(25,239)
Administrative fees waived	(2,519)
Net expenses	493,847
NET INVESTMENT INCOME	733,258

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(708,939)
Foreign currency transactions	25,098
(683,841)

Change in unrealized appreciation (depreciation) on:
Investments	(2,534,733)
Assets and liabilities denominated in foreign currencies	(362)
(2,535,095)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,218,936)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($2,485,678)

(a) From October 1, 2015 inception.
See notes to financial statements.

12 www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT

CALVERT GLOBAL EQUITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	PERIOD ENDED DECEMBER 31, 2014(a)	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$733,258	$160,407	$506,128
Net realized gain (loss)	(683,841)	597,822	2,085,495
Change in unrealized appreciation (depreciation)	(2,535,095)	(304,102)	1,204,912

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,485,678)	454,127	3,796,535

Distributions to shareholders from:
Net investment income:
Class A shares	(590,568)	(134,073)	(433,017)
Class C shares	(53,621)	(8,550)	(29,658)
Class I shares(b)	(6,229)	—	—
Class Y shares	(75,407)	(14,768)	(43,550)
Net realized gain:
Class A shares	(420,446)	(1,496,795)	(708,042)
Class C shares	(66,127)	(230,579)	(111,061)
Class I shares(b)	(14,880)	—	—
Class Y shares	(47,746)	(156,172)	(70,316)
Total distributions	(1,275,024)	(2,040,937)	(1,395,644)

Capital share transactions:
Shares sold:
Class A shares	9,858,443	2,857,317	11,531,622
Class C shares	1,579,977	597,788	1,591,131
Class I shares(b)	1,050,439	—	—
Class Y shares	1,595,603	515,647	3,013,139
Reinvestment of distributions:
Class A shares	949,729	1,505,030	1,053,714
Class C shares	112,875	227,130	132,269
Class I shares(b)	21,109	—	—
Class Y shares	123,153	170,939	113,866
Redemption fees:
Class A shares	—	178	374
Class C shares	562	—	4
Shares redeemed:
Class A shares	(4,694,868)	(3,749,187)	(2,459,313)
Class C shares	(915,917)	(93,293)	(448,843)
Class Y shares	(887,980)	(173,276)	(2,434,088)
Total capital share transactions	8,793,125	1,858,273	12,093,875

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,032,423	271,463	14,494,766

See notes to financial statements.

www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT 13

CALVERT GLOBAL EQUITY INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS - Cont'd
NET ASSETS	YEAR ENDED DECEMBER 31, 2015	PERIOD ENDED DECEMBER 31, 2014(a)	YEAR ENDED SEPTEMBER 30, 2014
Beginning of period	$32,913,784	$32,642,321	$18,147,555
End of period (including undistributed net investment income of $36,527, $4,017, and $1,148, respectively)	$37,946,207	$32,913,784	$32,642,321

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	494,677	135,786	557,300
Class C shares	79,585	28,338	77,198
Class I shares(b)	57,369	—	—
Class Y shares	79,008	24,393	146,680
Reinvestment of distributions:
Class A shares	49,765	74,221	52,405
Class C shares	5,977	11,240	6,663
Class I shares(b)	1,128	—	—
Class Y shares	6,374	8,355	5,620
Shares redeemed:
Class A shares	(238,782)	(180,131)	(118,472)
Class C shares	(47,147)	(4,475)	(21,573)
Class Y shares	(44,493)	(8,336)	(119,504)
Total capital share activity	443,461	89,391	586,317

(a)Period from October 1, 2014 through December 31, 2014.
(b)From October 1, 2015 inception.
See notes to financial statements.

14 www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Global Equity Income Fund (the “Fund”) (formerly known as Calvert Equity Income Fund), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers four classes of shares - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I commenced operations on October 1, 2015. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:

www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT 15

Common and preferred stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2.
Debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, securities valued at $49,660, or 0.1% of net assets, were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Fund's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$28,844,481	$5,927,623***	$—	$34,772,104
Preferred Stocks**	1,723,400	—	—	1,723,400
High Social Impact Investments	—	—	49,660	49,660
Time Deposit	—	767,091	—	767,091
TOTAL	$30,567,881	$6,694,714	$49,660^	$37,312,255

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
*** Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading. On December 31, 2015, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

^ Level 3 securities represent 0.1% of net assets.
There were no transfers between levels during the year.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.50%, of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through April 30, 2017. The contractual expense caps are 1.23%, 2.35%, 0.88%, and 0.98% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of 0.20% for Class A, C, and Y shares and 0.10% for Class I shares based on their average daily net assets.
On November 24, 2015, the Board of Trustees approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. The change is being implemented in two phases. First, CIAS will voluntarily waive 0.08% (the amount of the existing administrative fee above 0.12%) for Class A, C, and Y shares of the Fund for the period from December 1, 2015 through April 30, 2016. Second, CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee for all classes of the Fund commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018. CIAS voluntarily waived $2,519 for the year ended December 31, 2015.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses.
CID received $33,320 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended December 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $12,358 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs receive an additional $2,500 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund’s assets. As of December 31, 2015, none of the Trustees have elected to participate in the Plan. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $24,121,055 and $15,191,242, respectively.
The Fund may purchase securities from or sell to other funds managed by the Advisor. These interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2015, such purchase transactions were $540,471.

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Capital Loss Carryforward
EXPIRATION DATE
Short-term	($436,812)
Long-term	($271,484)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.
The tax character of dividends and distributions paid during the year or period ended December 31, 2015, December 31, 2014 and September 30, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	December 31, 2015	December 31, 2014	September 30, 2014
Ordinary income	$926,208	$1,135,984	$752,321
Long-term capital gains	348,816	904,953	643,323
Total	$1,275,024	$2,040,937	$1,395,644
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,967,865
Unrealized (depreciation)	(2,279,942)
Net unrealized appreciation (depreciation)	($312,077)
Undistributed ordinary income	$36,527
Capital loss carryforward	($708,296)
Federal income tax cost of investments	$37,624,332
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions and distribution re-designations.

Undistributed net investment income	$25,077
Accumulated net realized gain (loss)	(25,077)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended December 31, 2015.
NOTE E — FISCAL YEAR END CHANGE
On September 10, 2014, the Board of Trustees approved a change in the Fund’s fiscal year end from September 30 to December 31. This change was effective December 31, 2014.

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NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Fund considers 92.0% of the ordinary dividends paid during the year as qualified dividend income and 88.3% as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Fund also considers $348,816 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT GLOBAL EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	December 31, 2015 (a)	December 31, 2014 (a)(b)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)(c)
Net asset value, beginning	$20.41	$21.44	$19.38	$16.87	$15.00
Income from investment operations:
Net investment income	0.42	0.11	0.43	0.30	0.30
Net realized and unrealized gain (loss)	(1.69)	0.19	2.90	2.64	1.83
Total from investment operations	(1.27)	0.30	3.33	2.94	2.13
Distributions from:
Net investment income	(0.41)	(0.11)	(0.40)	(0.28)	(0.26)
Net realized gain	(0.27)	(1.22)	(0.87)	(0.15)	—
Total distributions	(0.68)	(1.33)	(1.27)	(0.43)	(0.26)
Total increase (decrease) in net asset value	(1.95)	(1.03)	2.06	2.51	1.87
Net asset value, ending	$18.46	$20.41	$21.44	$19.38	$16.87
Total return (d)	(6.31%)	1.46%	17.76%	17.74%	14.29%
Ratios to average net assets: (e)
Net investment income	2.12%	2.05%(f)	2.08%	1.64%	1.93%(f)
Total expenses	1.65%	1.72%(f)	1.66%	2.15%	3.34%(f)
Net expenses	1.23%	1.23%(f)	1.23%	1.23%	1.23%(f)
Portfolio turnover	43%	14%	57%	60%	30%
Net assets, ending (in thousands)	$29,005	$25,839	$26,497	$14,437	$5,988

(a)Per share figures are calculated using the Average Shares Method.
(b)Period from October 1, 2014 through December 31, 2014.
(c)From October 31, 2011 inception.
(d)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f)Annualized.
See notes to financial statements.

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CALVERT GLOBAL EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	December 31, 2015 (a)	December 31, 2014 (a)(b)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)(c)
Net asset value, beginning	$20.41	$21.43	$19.39	$16.91	$15.00
Income from investment operations:
Net investment income	0.20	0.05	0.20	0.09	0.12
Net realized and unrealized gain (loss)	(1.70)	0.19	2.90	2.65	1.86
Total from investment operations	(1.50)	0.24	3.10	2.74	1.98
Distributions from:
Net investment income	(0.22)	(0.04)	(0.19)	(0.11)	(0.07)
Net realized gain	(0.27)	(1.22)	(0.87)	(0.15)	—
Total distributions	(0.49)	(1.26)	(1.06)	(0.26)	(0.07)
Total increase (decrease) in net asset value	(1.99)	(1.02)	2.04	2.48	1.91
Net asset value, ending	$18.42	$20.41	$21.43	$19.39	$16.91
Total return (d)	(7.36%)	1.19%	16.46%	16.44%	13.21%
Ratios to average net assets: (e)
Net investment income	1.00%	0.89%(f)	0.96%	0.50%	0.75%(f)
Total expenses	2.73%	2.91%(f)	2.41%	3.88%	14.33%(f)
Net expenses	2.35%	2.35%(f)	2.35%	2.35%	2.35%(f)
Portfolio turnover	43%	14%	57%	60%	30%
Net assets, ending (in thousands)	$4,555	$4,263	$3,724	$2,162	$370

(a)Per share figures are calculated using the Average Shares Method.
(b)Period from October 1, 2014 through December 31, 2014.
(c)From October 31, 2011 inception.
(d)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f)Annualized.
See notes to financial statements.

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CALVERT GLOBAL EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS I SHARES	December 31, 2015 (a)(b)
Net asset value, beginning	$18.29
Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain (loss)	0.45
Total from investment operations	0.55
Distributions from:
Net investment income	(0.11)
Net realized gain	(0.27)
Total distributions	(0.38)
Total increase (decrease) in net asset value	0.17
Net asset value, ending	$18.46
Total return (c)	2.98%
Ratios to average net assets: (d)
Net investment income	2.16%(e)
Total expenses	8.51%(e)
Net expenses	0.88%(e)
Portfolio turnover	43%
Net assets, ending (in thousands)	$1,080

(a)Per share figures are calculated using the Average Shares Method.
(b)From October 1, 2015 inception.
(c)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e)Annualized.
See notes to financial statements.

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CALVERT GLOBAL EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	December 31, 2015 (a)	December 31, 2014 (a)(b)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)(c)
Net asset value, beginning	$20.60	$21.61	$19.54	$16.98	$15.00
Income from investment operations:
Net investment income	0.48	0.12	0.48	0.35	0.32
Net realized and unrealized gain (loss)	(1.72)	0.20	2.92	2.67	1.80
Total from investment operations	(1.24)	0.32	3.40	3.02	2.12
Distributions from:
Net investment income	(0.45)	(0.11)	(0.46)	(0.31)	(0.14)
Net realized gain	(0.27)	(1.22)	(0.87)	(0.15)	—
Total distributions	(0.72)	(1.33)	(1.33)	(0.46)	(0.14)
Total increase (decrease) in net asset value	(1.96)	(1.01)	2.07	2.56	1.98
Net asset value, ending	$18.64	$20.60	$21.61	$19.54	$16.98
Total return (d)	(6.11%)	1.55%	18.00%	18.09%	14.15%
Ratios to average net assets: (e)
Net investment income	2.38%	2.25%(f)	2.32%	1.96%	2.18%(f)
Total expenses	1.74%	1.99%(f)	1.42%	3.59%	59.31%(f)
Net expenses	0.98%	0.98%(f)	0.98%	0.98%	0.98%(f)
Portfolio turnover	43%	14%	57%	60%	30%
Net assets, ending (in thousands)	$3,306	$2,812	$2,422	$1,549	$103

(a)Per share figures are calculated using the Average Shares Method.
(b)Period from October 1, 2014 through December 31, 2014.
(c)From October 31, 2011 inception.
(d)Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f)Annualized.
See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 9, 2015, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Calvert SAGE Fund and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over

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time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparative data indicated that the Fund performed below the median of its peer group for the one-year period ended June 30, 2015 and above the median of its peer group for the three-year period ended June 30, 2015. The data also indicated that the Fund underperformed its Lipper index for the one- and three-year periods ended June 30, 2015. The Board took into account management’s discussion of the Fund’s performance, recent changes to the Fund’s investment strategy and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Fund’s performance.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group, and the total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also noted that, effective January 1, 2014, the Advisor had reduced the advisory fee it charged to the Fund. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor is currently reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that the Fund’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Fund’s total expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor is currently reimbursing a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had agreed to reduce the advisory fee it charged to the Fund effective January 1, 2014. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

26 www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the Fund’s performance; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 27

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
CARI DOMINGUEZ AGE: 66	Trustee	2008	Former Chair of the U.S. Equal Employment Opportunity Commission.	2	• Manpower, Inc. (employment agency) • Triple S Management Corporation (managed care)
ALICE GRESHAM BULLOCK AGE: 65	Trustee	2008	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Trustee	2008	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Trustee	2008	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ANTHONY A. WILLIAMS AGE: 64	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (2009 to 2012); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	9
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Catholic University of America
•
Urban Institute (research organization)

28 www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED TRUSTEES
JOHN H. STREUR* AGE: 56	Trustee, Chair, and President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015)
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 29

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

30 www.calvert.com CALVERT GLOBAL EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT GLOBAL EQUITY INCOME FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(e) Not applicable.
(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 12/31/15		Fiscal Period ended 12/31/14
	$	%*	$	% *

(a) Audit Fees	$42,002	0%	$24,750	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$8,200	0%	$4,200	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$50,202	0%	$28,950	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/15		Fiscal Period ended 12/31/14
$	%*	$	% *

$325,000	0%*	$28,146	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)     This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    A copy of the registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: March 4, 2016

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: March 4, 2016